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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 24, 2001

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




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

           MISSOURI                                1-11848                              43-1627032

(State or Other Jurisdiction of           (Commission File Number)         (IRS Employer Identification Number)
        Incorporation)

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                          1370 Timberlake Manor Parkway
                          Chesterfield, Missouri 63017

                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (636) 736-7439



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ITEM 5.  OTHER EVENTS.

RECENT TRAGIC EVENTS

         On September 13, 2001, Reinsurance Group of America, Incorporated ("RGA") commented on its potential exposure to claims arising from the terrorist attacks in New York, Washington D.C., and Pennsylvania on Tuesday, September 11, 2001. A copy of the press release issued by RGA relating to its announcement is filed as Exhibit 99.1 and incorporated herein by reference.

STOCK REPURCHASE PROGRAM

         On September 18, 2001, RGA announced that its board of directors had approved a repurchase program authorizing RGA to purchase up to $25 million of its shares of stock, as conditions warrant. A copy of the press release issued by RGA relating to its announcement is filed as Exhibit 99.2 and incorporated herein by reference.

RELATIONSHIP WITH METLIFE

         This Form 8-K is being filed by RGA to also describe several historic agreements between RGA and MetLife, Inc. ("MetLife") and their respective affiliates that have not previously been filed, as follows:

         - two registration rights agreements with Metropolitan Life Insurance Company ("MLIC"), and General American Life Insurance Company ("General American"), each a wholly owned subsidiary of MetLife, which were entered into in 1999 and 1993, respectively;
         - a $75.0 million intercompany loan from MetLife Credit Corp., a wholly owned subsidiary of MetLife, to RGA that replaced a loan from General American that was first made in 1999; and
         - an additional administrative services agreement between RGA Reinsurance Company ("RGA Re"), a wholly owned subsidiary of RGA, and General American, which was entered into in 1997.

         Registration Rights Agreements. RGA has entered into registration rights agreements with each of MLIC and General American (copies of which are filed as exhibits hereto and are incorporated herein by reference) which grant each of those companies, or their transferees, certain rights, among other things, to require RGA to register RGA common stock held by them.

         Loan Agreement. On March 1, 2001, RGA entered into a term loan agreement and note (copies of which are filed as exhibits hereto and are incorporated herein by reference) whereby it borrowed $75.0 million due June 30, 2004 from MetLife Credit Corp., a wholly owned subsidiary of MetLife, at an interest rate of 75.5 basis points over the 30-day AA financial discount rate on commercial paper. The term loan agreement contains certain covenants obligating RGA, among other things, to maintain consolidated GAAP capital of at least $700 million.


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         Administrative Services Agreements. In addition to two administrative services agreements previously reported in RGA's Annual Report on Form 10-K for the year ended December 31, 2000, as amended on Form 10-K/A, RGA Re entered into an additional administrative services agreement (a copy of which is filed as an exhibit hereto and is incorporated in its entirety herein by reference) with General American on January 1, 1997 under which General American agreed to provide certain policy administration services to RGA Re for certain Bank Owned Life Insurance Policies. RGA Re pays General American under this agreement as follows: an acquisition fee of $5,000 per case for new cases; $0.40 per policy per month, plus .02% (annualized rate) times the fund value of the policies for administration of in force policies; and .05% (annualized rate) times the fund value of the policies for management of the policies.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   The following exhibits are filed as part of this report on Form
               8-K.

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                                                                                                          Source
                                                                                                          (See
Exhibit                                                                                                   footnotes
Number         Description                                                                                that follow)
------         -----------                                                                                ------------


2.4            Judgment Confirming Plan of Reorganization dated November 10, 1999                         2
2.5            Plan of Reorganization dated September 17, 1999 (included in Exhibit 2.4 hereto)           2

2.6            Stock Purchase Agreement, dated August 26, 1999, by and between General American Mutual
               Holding Company ("GAMHC") and MetLife (formerly "Metropolitan Life Insurance Company")
               (included in Exhibit 2.4 hereto)                                                           2

2.7            Amendment to Stock Purchase Agreement, dated September 16, 1999, by and between GAMHC
               and MetLife (included in Exhibit 2.4 hereto)                                               2
2.8            Stock Purchase Agreement, dated as of November 23, 1999, by and between RGA and MetLife    3

4.6            Registration Rights Agreement, dated as of April 15, 1993, between RGA and General
               American                                                                                   1
4.7            Registration Rights Agreement, dated November 23, 1999, by and between RGA and MetLife     4

10.22          Term Loan Agreement, dated as of March 1, 2001, between RGA and MetLife Credit Corp.       *

10.23          Form of $75 Million Promissory Note (included in Exhibit 10.22 hereto)                     *
10.24          Administrative Services Agreement, effective as of  January 1, 1997, by and between RGA
               Reinsurance and General American                                                           *
99.1           Press Release issued by RGA dated September 13, 2001                                       *
99.2           Press Release issued by RGA dated September 18, 2001                                       *

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1        Incorporated by reference to Exhibit 10.16 to Amendment No. 2. to RGA's
         Registration Statement on Form S-1 (No. 33-58960), filed on April 29, 1993.

2 Incorporated by reference to Exhibit 2.1 to RGA's Current Report on Form 8-K dated November 10, 1999 (File No. 1-11848), filed on November 24, 1999.

3 Incorporated by reference to Exhibit 99.2 to RGA's Current Report on Form 8-K dated November 23, 1999 (File No. 1-11848), filed on December 6, 1999.

4 Incorporated by reference to Exhibit 99.3 to RGA's Current Report on Form 8-K dated November 23, 1999 (File No. 1-11848), filed on December 6, 1999.

*        Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                            Reinsurance Group Of America, Incorporated

Date: September 24, 2001                    By:      /s/ Jack B. Lay
                                                     --------------------------------------------
                                                     Name:   Jack B. Lay
                                                     Title:  Executive Vice President and Chief
                                                             Financial Officer

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